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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 9, 2001
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                Date of Report (Date of earliest event reported)


                                  GENUS, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE              000 - 17139            94-2790804
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   (State or other jurisdiction    (Commission         (I.R.S. Employer
         of incorporation)          File Number)      Identification No.)


                               1139 KARLSTAD DRIVE
                               SUNNYVALE, CA 94089
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                    (Address of principal executive offices)

                                 (408) 747-7120
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              (Registrant's telephone number, including area code)

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ITEM  5.     OTHER  EVENTS

     On April 9, 2001 Genus, Inc. issued a press release regarding the private placement of common stock and warrants. It is anticipated the private placement will be complete by the end of the second quarter, June 30, 2001. A copy of the press release is attached hereto as Exhibit 99.1.


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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

             Item  99.1  Press  release  of  Genus,  Inc. dated April 9, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENUS,  INC.

Date: April 9, 2001                       By:  /s/  Kenneth  Schwanda
                                          -----------------------------------
                                               Name: Kenneth Schwanda
                                               Title: Chief Financial Officer
                                               Vice  President,  Finance


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